UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

CELLULAR BIOMEDICINE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CELLULAR BIOMEDICINE GROUP INC.     CONTROL ID:
REQUEST ID:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS
DATE:    MONDAY FEBRUARY 8, 2021
TIME:    9:00 A.M. EASTERN TIME
LOCATION:    9605 MEDICAL CENTER DRIVE, SUITE 100, 1st FLOOR, ROCKVILLE, MARYLAND 20850
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS
PHONE:
CALL TOLL FREE
1-866-752-8683    FAX:
Send this card to
202-521-3464    INTERNET:
HTTPS://WWW.IPROXYDIRECT.COM/CBMG
AND FOLLOW THE ON-SCREEN INSTRUCTIONS.    EMAIL:
PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.
THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/CBMG
IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING, PLEASE CONNTACT CELLULAR BIOMEDICINE GROUP, INC’S PROXY SOLICITOR OKAPI PARTNERS TOLL FREE: +1 (877) 629-6357 OR EMAIL: INFO@OKAPIPARTNERS.COM
IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE FEBUARY 1, 2021.
YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/CBMG UNTIL 11:59 PM EASTERN TIME FEBUARY 7, 2021.
THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:
1. TO ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF AUGUST 11, 2020 (AS IT MAY BE AMENDED FROM TIME TO TIME, THE “MERGER AGREEMENT”), BY AND AMONG CBMG HOLDINGS, AN EXEMPTED COMPANY WITH LIMITED LIABILITY INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS (“PARENT”), CBMG MERGER SUB INC., A DELAWARE CORPORATION AND A WHOLLY-OWNED SUBSIDIARY OF PARENT (“MERGER SUB”), AND THE COMPANY, PURSUANT TO WHICH MERGER SUB WILL BE MERGED WITH AND INTO THE COMPANY (THE “MERGER”), WITH THE COMPANY SURVIVING THE MERGER AS A WHOLLY-OWNED SUBSIDIARY OF PARENT.
2. TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO ADOPT THE MERGER AGREEMENT; AND
3.    TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, SPECIFIED COMPENSATION THAT MAY BECOME PAYABLE TO THE NAMED EXECUTIVE OFFICERS OF THE COMPANY IN CONNECTION WITH THE MERGER.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE.
YOUR VOTE IS VERY IMPORTANT.
PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.
THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON DECEMBER 18, 2020 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE SPECIAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $0.001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.
PLEASE NOTE—THIS IS NOT A PROXY CARD—YOU CANNOT VOTE BY RETURNING THIS CARD

CELLULAR BIOMEDICINE GROUP INC
SHAREHOLDER SERVICES
1 Glenwood Avenue Drive Suite 1001
Raleigh NC 27603
FIRST-CLASS MAIL
US POSTAGE
PAID
RALEIGH NC
PERMIT # 870
Time Sensitive shareholder information enclosed
IMPORTANT SHAREHOLDER INFORMATION
YOUR VOTE IS IMPORTANT